                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 9, 2007

           MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-A1
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

    Delaware                     333-130545                       13-3416059
(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

            250 Vesey Street
   4 World Financial Center 28th Floor
           New York, New York                                       10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $804,235,100 in aggregate principal amount Class A-1, Class A-2A, Class A-2B, ClassA-2C, Class A-3, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class R of its Merrill Lynch Alternative Note Asset Trust, Series 2007-A1 Mortgage Pass-Through Certificates on February 9, 2007.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 8, 2006, as supplemented by the Prospectus Supplement, dated February 7, 2007 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below), executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of January 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator. The Certificates consist of the following Classes:
Class A-1, Class A-2A, Class A-2B, ClassA-2C, Class A-3, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class C, Class R and Class P Certificates (collectively, the "Certificates"). The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $811,955,192 as of January 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of January 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

          99.1 Mortgage Loan Purchase Agreement, dated as of January 1, 2007, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

          99.2 Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and CitiMortgage, Inc.

          99.3 Mortgage Servicing Purchase and Sale Agreement, dated as of September 1, 2006, by and between Merrill Lynch Mortgage Lending Inc. and CitiMortgage, Inc.

          99.4 Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and Greenpoint Mortgage Funding, Inc.

          99.5 Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, among Merrill Lynch Mortgage Holdings Inc., GreenPoint Mortgage Funding Inc. and Terwin Advisors, LLC

          99.6 Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage

                  Investors, Inc. and PHH Mortgage Corporation.

          99.7 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, between Merrill Lynch Mortgage Capital Inc., Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

          99.8 Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A.

          99.9 Seller's Warranties and Servicing Agreement, dated as of November 1, 2006, between Merrill Lynch Bank, USA and Wells Fargo Bank, N.A.

          99.10 Reconstituted Servicing Agreement, dated as of January 1, 2007, between Merrill Lynch Mortgage Investors, Inc. and Wilshire Credit Corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Authorized Signatory

Date: February 26, 2007

                                INDEX TO EXHIBITS

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
4.1           Pooling and Servicing Agreement, dated as of January 1,
              2007, among Merrill Lynch Mortgage Investors, Inc., as
              depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and
              securities administrator.

99.1          Mortgage Loan Purchase Agreement, dated as of January 1,
              2007, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

99.2 Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and
              CitiMortgage, Inc.

99.3          Mortgage Servicing Purchase and Sale Agreement, dated as of
              September 1, 2006, by and between Merrill Lynch Mortgage
              Lending Inc. and CitiMortgage, Inc.

99.4 Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and Greenpoint
              Mortgage Funding, Inc.

99.5 Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, among Merrill Lynch Mortgage
              Holdings Inc., GreenPoint Mortgage Funding Inc. and Terwin
              Advisors, LLC

99.6 Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and PHH

              Mortgage Corporation.

99.7 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, between Merrill Lynch Mortgage
              Capital Inc., Cendant Mortgage Corporation and Bishop's
              Gate Residential Mortgage Trust (formerly known as Cendant
              Residential Mortgage Trust).

99.8 Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and Wells
              Fargo Bank, N.A.

99.9          Seller's Warranties and Servicing Agreement, dated as of
              November 1, 2006, between Merrill Lynch Bank, USA and Wells
              Fargo Bank, N.A.

99.10         Reconstituted Servicing Agreement, dated as of January 1,
              2007, between Merrill Lynch Mortgage Investors, Inc. and
              Wilshire Credit Corporation